UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported):  September 16, 2010

VOLCAN HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141505	98-0554790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 34, 50 Bridge Street Sydney, Australia	2000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +61-2-8216-0777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant

Previous Independent Registered Public Accounting Firm

Effective as of September 16, 2010, our Board of Directors dismissed Li & Company, PC (“Li & Company”) as our independent registered public accounting firm.  Li & Company had previously been engaged as the principal accountant to audit our financial statements.

Li & Company’s reports with respect to our financial statements for the fiscal years ended June 30, 2008 and 2009 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years and through the date of dismissal on September 16, 2010, there were no disagreements with Li & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Li & Company, would have caused it to make reference to the matter in connection with its reports.

We had made the contents of this Current Report available to Li & Company and requested it to furnish a letter addressed to the SEC as to whether Li & Company agrees or disagrees with, or wishes to clarify our expression of, our views, or containing any additional information.  A copy of Li & Company’s letter to the SEC is included as Exhibit 16.1 to this Current Report.

New Independent Registered Public Accounting Firm

On September 16, 2010, our Board of Directors appointed Turner, Stone & Company, LLP (“Turner, Stone and Company”) as our new independent registered public accounting firm to perform auditing services commencing with the fiscal year ended June 30, 2010. Turner, Stone & Company is located at 12700 Park Central Drive, Suite 1400, Dallas, Texas 75251.

During our two most recent fiscal years and the subsequent interim periods through September 16, 2010 (the date of engagement of Turner, Stone & Company), we did not consult Turner, Stone & Company regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
16.1	Letter from Li & Company, PC, dated September 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLCAN HOLDINGS, INC.

Dated: September 16, 2010	By:	/s/ Sholom Feldman
Name: Sholom Feldman
Title: Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
16.1	Letter from Li & Company, PC, dated September 16, 2010.